UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21074

Cohen & Steers Premium Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York,			NY 10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

August 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2007. The net asset value at that date was $23.82 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $22.08. The total return, including income, for Cohen & Steers Premium Income Realty Fund and the comparative benchmarks were:

Six Months Ended June 30, 2007
Cohen & Steers Premium Income Realty Fund at Market Value[a]	–13.78%
Cohen & Steers Premium Income Realty Fund at Net Asset Value[a]	–8.43%
FTSE NAREIT Equity REIT Index[b]	–5.89%
S&P 500 Index[b]	6.96%
Blend—80% FTSE NAREIT Equity REIT Index 20% Merrill Lynch REIT Preferred Index[b]	–4.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares.

Three monthly dividends of $0.16 per common share were declared and will be paid to common shareholders on July 31, 2007, August 31, 2007 and September 28, 2007.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Investment Review

Following four years of strong absolute and relative performance, including a 35% total return in 2006 (as measured by the FTSE NAREIT Equity REIT Index), and seven years of positive returns, REITs had generally negative returns in the first half of 2007. REITs began the year on a positive note, buoyed by a January bidding contest between Vornado and The Blackstone Group for control of Equity Office Properties (EOP). Blackstone prevailed, purchasing EOP at a sizable premium, prompting investors at that time to raise valuation estimates for publicly traded real estate securities.

REITs struggled over the remainder of the period, however, declining nearly 20% from their February highs. This reflected concerns over rising interest rates and uncertainty about whether asset pricing would suffer. Expectations for Federal Reserve monetary easing were pushed back as economic growth continued and inflation fears persisted. The possibility that the Fed might in fact raise rates entered the picture, and the yield on the 10-year Treasury bond in June climbed to 5.26%, its highest level in five years; the yield retreated to 5.03% by period end.

Growth rates for real estate companies generally stabilized, after accelerating in the past few years. This signaled an end to the stock-multiple expansion phase of the real estate cycle, and set expectations for more normalized returns for REITs. Put another way, capitalization rate compression for real estate assets is likely over (a cap rate is the inverse of the earnings multiple).

Most property sectors declined. Among the poorest performing sectors were self storage, due to concerns that a slowing economy might materially affect demand; and health care, as these companies are typically more sensitive to rising interest rates, due to the long-term nature of their leases.

Apartments stage partial recovery

Apartments initially underperformed on concerns about the weakening housing market. However, the group's performance improved late in the period when Archstone-Smith, a leading apartment REIT, agreed to be acquired by a partnership sponsored by Tishman Speyer and Lehman Brothers for $22.2 billion, a 22.7% premium to the stock price before a rumor of the deal was published on May 24, 2007. This deal underscored for the market the overall positive prospects for apartment fundamentals and the sustainability of apartment asset pricing. The sector outperformed for the period as a whole.

Merger activity stimulated the hotel sector's relative performance. Late in the quarter, Equity Inns, the third-largest hotel REIT as measured by the number of hotels owned, announced that it would be acquired by an affiliate of Whitehall Street Global Real Estate in a transaction valued at $2.2 billion. This represented a 19% premium to the stock's previous day closing price.

Rising yields pressure preferred securities

The Merrill Lynch REIT Preferred Index had a total return of 0.4% for the period. After a positive first quarter, preferreds were buffeted by rising bond yields and widening credit spreads late in the second quarter. The fund

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

maintained an allocation to preferred securities in order to enhance potential income and dampen volatility. We believe that quality is a primary criterion for investment selection in the preferred market, and find little value in moving down the credit scale at this point in the cycle.

Leveraged structure weighed on performance

The fund's underperformance reflected its leveraged structure during a period of declining real estate stocks and rising interest rates. On a pre-leveraged basis, factors that hampered the fund's relative return included our overweight in the health care sector (although this was partly offset by stock selection) and underweights in the specialty, hotel and regional malls sectors. Stock selection in the mortgage, apartment and office sectors also hindered performance.

Our underweights and stock selection in the shopping center and self storage sectors benefited relative performance, as did stock selection in the office/industrial and diversified sectors. The fund's allocation to preferred securities helped its performance in both absolute and relative terms, as security selection was favorable.

Investment Outlook

Before REITs can manage a sustainable performance recovery, investors may require more clarity on inflation and economic growth. In our opinion, if the economy gains momentum, it would likely benefit real estate companies; however, it might cause the Fed to raise interest rates, unsettling stock prices, including REITs. A cooling economy, on the other hand, would likely prompt the Fed to cut rates, which could lift stocks, as a rate reduction is not currently expected by the market.

We believe that a fair degree of pessimism has now been priced into REITs, including the possibility of some decline in property asset values. We believe REITs, on the whole, are attractively valued, with many trading at compelling discounts (more than 20% in some cases) to their underlying net asset values, compared with their long-term average of a 5% premium to NAV. The private equity market continues to value REITs more aggressively than the public market, as evidenced by the continued privatizations of real estate companies.

From a property sector perspective we continue to favor apartments, and believe that recent events underscore our view that a downward trend in owner-occupied housing prices, coupled with tightening credit standards, are clear positives for the sector. In our view, uncertainty in the housing market should ultimately result in lower overall home ownership rates in the next five years, which in turn should benefit apartment owners. We also like the self storage and office sectors on a stock-specific basis, and believe that the market has taken too negative a view of these sectors.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2007, AMPS represented 33% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 57% of our borrowings at an average interest rate of 4% for an average remaining period of 1.6 years (when we first entered into the swaps, the average term was 5.3 years). By locking in a significant portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	33%
% Fixed Rate	57%
% Variable Rate	43%
Weighted Average Rate on Swaps	4.0%
Weighted Average Term on Swaps	1.6 years
Current Rate on AMPS	5.3%

a  Data as of June 30, 2007. Information subject to change.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

JUNE 30, 2007

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
Vornado Realty Trust	$55,963,480	5.0%
Ventas	49,093,375	4.3
Macerich Co.	46,369,492	4.1
AvalonBay Communities	38,053,488	3.4
Liberty Property Trust	36,193,927	3.2
Mack-Cali Realty Corp.	35,500,887	3.1
Brandywine Realty Trust	29,276,838	2.6
Nationwide Health Properties	25,976,000	2.3
Health Care Property Investors	25,030,236	2.2
Home Properties	23,158,651	2.0

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2007 (Unaudited)

		Number of Shares	Value
COMMON STOCK	115.0%
DIVERSIFIED	14.8%
British Land Co., PLC (United Kingdom)		259,624	$6,986,106
Colonial Properties Trust		489,300	17,834,985
Entertainment Properties Trust		151,900	8,169,182
iStar Financial		390,900	17,328,597
Unibail-Rodamco (France)		21,700	5,584,676
Vornado Realty Trust		509,500	55,963,480
			111,867,026
HEALTH CARE	18.9%
Health Care Property Investors		865,200	25,030,236
Health Care REIT		555,800	22,432,088
Nationwide Health Properties		955,000	25,976,000
Omega Healthcare Investors		239,800	3,796,034
Senior Housing Properties Trust		800,945	16,299,231
Ventas		1,354,300	49,093,375
			142,626,964
HOTEL	5.4%
DiamondRock Hospitality Co.		523,900	9,996,012
Hospitality Properties Trust		433,800	17,998,362
Strategic Hotels & Resorts		570,600	12,832,794
			40,827,168
INDUSTRIAL	4.6%
DCT Industrial Trust		834,229	8,976,304
First Industrial Realty Trust		274,400	10,635,744
ING Industrial Fund (Australia)		3,441,259	6,826,951
ProLogis European Properties (Netherlands)		456,700	8,004,657
			34,443,656
MORTGAGE	5.3%
Annaly Capital Management		340,100	4,904,242
Gramercy Capital Corp.		678,000	18,672,120
Newcastle Investment Corp.		643,337	16,128,458
			39,704,820

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
OFFICE	21.1%
BioMed Realty Trust		341,536	$8,579,384
Boston Properties		192,600	19,670,238
Brandywine Realty Trust		1,024,382	29,276,838
Derwent London PLC (United Kingdom)		153,500	5,656,267
Highwoods Properties		509,200	19,095,000
HRPT Properties Trust		646,400	6,722,560
ING Office Fund (Australia)		4,829,800	7,165,736
Mack-Cali Realty Corp.[a]		816,300	35,500,887
Maguire Properties		507,800	17,432,774
Mapeley Ltd. (United Kingdom)		68,200	3,842,886
Parkway Properties		136,900	6,575,307
			159,517,877
OFFICE/INDUSTRIAL	7.5%
EastGroup Properties		125,000	5,477,500
First Potomac Realty Trust		233,773	5,444,573
Liberty Property Trust		823,900	36,193,927
Mission West Properties		662,900	9,240,826
			56,356,826
RESIDENTIAL—APARTMENT	21.9%
American Campus Communities		331,784	9,386,169
Apartment Investment & Management Co.		357,800	18,040,276
Archstone-Smith Trust		209,041	12,356,414
AvalonBay Communities		320,100	38,053,488
Camden Property Trust		317,300	21,249,581
Education Realty Trust		611,800	8,583,554
GMH Communities Trust		409,100	3,964,179
Home Properties		445,959	23,158,651
Mid-America Apartment Communities		228,500	11,991,680
UDR		714,673	18,795,900
			165,579,892
SELF STORAGE	3.1%
Extra Space Storage		367,700	6,067,050
Sovran Self Storage		225,000	10,836,000
U-Store-It Trust		388,700	6,370,793
			23,273,843

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	12.4%
COMMUNITY CENTER	4.2%
Cedar Shopping Centers		605,100	$8,683,185
Inland Real Estate Corp.		279,200	4,740,816
Ramco-Gershenson Properties Trust		494,000	17,749,420
			31,173,421
REGIONAL MALL	8.2%
Glimcher Realty Trust		627,500	15,687,500
Macerich Co.		562,600	46,369,492
			62,056,992
TOTAL SHOPPING CENTER			93,230,413
TOTAL COMMON STOCK (Identified cost—$553,787,383)			867,428,485
PREFERRED STOCK	33.0%
DIVERSIFIED	4.9%
Capital Lease Funding, 8.125%, Series A		23,300	584,364
Colonial Properties Trust, 8.125%, Series D		190,300	4,839,329
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)		2,000	49,720
Digital Realty Trust, 8.50%, Series A		130,600	3,389,070
Digital Realty Trust, 7.875%, Series B		42,000	1,060,080
Duke Realty Corp., 6.625%, Series J		123,500	2,968,940
Duke Realty Corp., 6.95%, Series M		104,000	2,626,000
Entertainment Properties Trust, 7.75%, Series B		110,000	2,794,000
iStar Financial, 7.875%, Series E		70,000	1,764,000
iStar Financial, 7.80%, Series F		200,000	5,015,000
iStar Financial, 7.65%, Series G		60,000	1,509,000
iStar Financial, 7.50%, Series I		80,000	2,000,000
Lexington Corporate Properties Trust, 8.05%, Series B		35,279	887,267
Lexington Realty Trust, 7.55%, Series D		180,000	4,381,200
Vornado Realty Trust, 6.75%, Series H		50,000	1,214,000
Vornado Realty Trust, 6.625%, Series I		80,000	1,904,000
			36,985,970

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
HEALTH CARE	1.3%
Health Care REIT, 7.875%, Series D		136,609	$3,435,716
Health Care REIT, 7.625%, Series F		184,900	4,663,178
Omega Healthcare Investors, 8.375%, Series D		60,000	1,548,600
			9,647,494
HOTEL	5.5%
Equity Inns, 8.75%, Series B		160,300	3,800,713
Equity Inns, 8.00%, Series C		111,800	2,621,710
Hospitality Properties Trust, 8.875%, Series B		99,925	2,509,117
Hospitality Properties Trust, 7.00%, Series C		100,000	2,430,000
Host Hotels & Resorts, 8.875%, Series E		84,000	2,222,640
LaSalle Hotel Properties, 7.50%, Series D		8,300	202,935
LaSalle Hotel Properties, 8.00%, Series E		140,200	3,575,100
LaSalle Hotel Properties, 7.25%, Series G		165,000	3,894,000
Strategic Hotels & Resorts, 8.50%, Series A		10,000	247,500
Strategic Hotels & Resorts, 8.50%, Series A, 144Ab		111,200	2,752,200
Strategic Hotels & Resorts, 8.25%, Series B		105,000	2,619,750
Strategic Hotels & Resorts, 8.25%, Series C		368,000	9,339,840
Sunstone Hotel Investors, 8.00%, Series A		226,000	5,686,160
			41,901,665
INDUSTRIAL	0.6%
AMB Property Corp., 6.85%, Series P		68,600	1,707,797
First Industrial Realty Trust, 7.25%, Series J		100,000	2,524,000
			4,231,797
MORTGAGE	1.3%
Anthracite Capital, 8.25%, Series D		90,900	2,120,243
Newcastle Investment Corp., 9.75%, Series B		111,300	2,779,161
Newcastle Investment Corp., 8.05%, Series C		30,000	747,000
Newcastle Investment Corp., 8.375%, Series D		50,000	1,252,500
NorthStar Realty Finance Corp., 8.25%, Series B		124,700	2,960,378
			9,859,282

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
OFFICE	5.0%
BioMed Realty Trust, 7.375%, Series A		210,000	$5,250,000
Brandywine Realty Trust, 7.50%, Series C		30,000	744,600
Cousins Properties, 7.75%, Series A		87,660	2,279,160
Cousins Properties, 7.50%, Series B		178,000	4,441,100
Highwoods Properties, 8.625%, Series A		2,679	2,598,630
HRPT Properties Trust, 8.75%, Series B		500,000	12,685,000
HRPT Properties Trust, 7.125%, Series C		10,000	251,800
Kilroy Realty Corp., 7.80%, Series E		7,000	177,730
Kilroy Realty Corp., 7.50%, Series F		78,300	1,958,283
Maguire Properties, 7.625%, Series A		102,340	2,496,584
SL Green Realty Corp., 7.625%, Series C		191,234	4,782,763
			37,665,650
OFFICE/INDUSTRIAL	1.2%
PS Business Parks, 7.00%, Series H		122,000	2,970,700
PS Business Parks, 7.20%, Series M		24,900	628,227
PS Business Parks, 7.38%, Series O		120,000	3,048,000
PS Business Parks, 6.70%, Series P		104,800	2,464,896
			9,111,823
RESIDENTIAL—APARTMENT	3.2%
Apartment Investment & Management Co., 8.00%, Series T		99,835	2,499,868
Apartment Investment & Management Co., 7.75%, Series U		219,700	5,624,320
Apartment Investment & Management Co., 8.00%, Series V		185,400	4,698,036
Apartment Investment & Management Co., 7.875%, Series Y		166,000	4,209,760
Associated Estates Realty Corp., 8.70%, Series B		73,800	1,918,062
Mid-America Apartment Communities, 8.30%, Series H		120,800	3,056,240
Post Properties, 8.50%, Series A		8,200	434,600
UDR, 6.75%, Series G		79,400	1,955,622
			24,396,508

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
SELF STORAGE	4.2%
Public Storage, 6.95%, Series H		60,000	$1,496,400
Public Storage, 7.25%, Series I		248,900	6,359,395
Public Storage, 7.25%, Series K		371,600	9,564,984
Public Storage, 6.75%, Series L		405,000	9,906,300
Public Storage, 6.625%, Series M		179,800	4,297,220
			31,624,299
SHOPPING CENTER	5.8%
COMMUNITY CENTER	2.5%
Cedar Shopping Centers, 8.875%, Series A		40,000	1,045,600
National Retail Properties, 7.375%, Series C		80,000	1,983,200
Ramco-Gershenson Property Trust, 9.50%, Series B		189,100	4,776,666
Regency Centers Corp., 7.45%, Series C		44,300	1,113,259
Regency Centers Corp., 7.25%, Series D		110,000	2,755,500
Tanger Factory Outlet Centers, 7.50%, Series C		122,000	3,092,700
Urstadt Biddle Properties, 8.50%, Series C		16,000	1,760,000
Weingarten Realty Investors, 6.50%, Series F		83,000	1,971,250
			18,498,175
REGIONAL MALL	3.3%
CBL & Associates Properties, 7.75%, Series C		139,200	3,499,488
CBL & Associates Properties, 7.375%, Series D		221,000	5,529,420
Glimcher Realty Trust, 8.75%, Series F		35,000	889,000
Glimcher Realty Trust, 8.125%, Series G		88,000	2,195,600
Pennsylvania REIT, 11.00%, Series A		108,300	5,709,576
Simon Property Group, 8.375%, Series J		70,800	4,779,000
Taubman Centers, 8.00%, Series G		100,000	2,534,000
			25,136,084
TOTAL SHOPPING CENTER			43,634,259
TOTAL PREFERRED STOCK (Identified cost—$249,173,875)			249,058,747

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Principal Amount	Value
CORPORATE BOND	0.7%
HEALTH CARE
Ventas Realty LP/Capital Corp., 9.00%, due 5/1/12 (Identified cost—$4,907,543)		$5,000,000	$5,487,500
COMMERCIAL PAPER	1.2%
San Paolo U.S. Finance Co., 4.15%, due 7/2/07 (Identified cost—$8,705,996)		8,707,000	8,705,996
TOTAL INVESTMENTS (Identified cost—$816,574,797)	149.9%		1,130,680,728
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)%		(142,688)
LIQUIDATION VALUE OF PREFERRED SHARES	(49.8)%		(376,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $23.82 per share based on 31,681,637 shares of common stock outstanding)	100.0%		$754,538,040

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  39,000 shares segregated as collateral for the interest rate swap transactions.

b  Resale is restricted to qualified institutional investors; equals 0.4% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

Interest rate swaps outstanding at June 30, 2007 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Bank of America	$11,850,000	3.215%	5.320%	October 2, 2008	$315,203
Merrill Lynch Derivative Products AG	$38,000,000	3.660%	5.320%	October 18, 2007	217,473
Merrill Lynch Derivative Products AG	$38,000,000	4.160%	5.320%	October 18, 2009	960,284
Royal Bank of Canada	$11,850,000	3.680%	5.320%	October 22, 2008	242,837
Royal Bank of Canada	$41,000,000	4.258%	5.320%	March 9, 2010	1,052,200
UBS AG	$22,000,000	3.642%	5.320%	October 18, 2007	240,164
UBS AG	$30,000,000	4.640%	5.320%	October 20, 2008	127,156
UBS AG	$22,000,000	4.165%	5.320%	October 19, 2009	553,546
					$3,708,863

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2007.

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$816,574,797)	$1,130,680,728
Foreign currency, at value (Identified cost—$19,995)	20,081
Dividends and interest receivable	5,887,480
Unrealized appreciation on interest rate swap transactions	3,708,863
Receivable for investment securities sold	73,460
Other assets	46,083
Total Assets	1,140,416,695
LIABILITIES:
Payable for investment securities purchased	7,534,993
Payable for dividends declared on preferred shares	1,053,442
Payable for dividends declared on common shares	588,710
Payable for investment management fees	527,960
Payable for administration fees	19,199
Payable for directors' fees	7,427
Other liabilities	146,924
Total Liabilities	9,878,655
LIQUIDATION VALUE OF PREFERRED SHARES:
Taxable auction market preferred shares, Series M, ($25,000 liquidation value, $0.001 par value, 2,400 shares issued and outstanding)	60,000,000
Auction market preferred shares, Series M28, ($25,000 liquidation value, $0.001 par value, 2,040 shares issued and outstanding)	51,000,000
Taxable auction market preferred shares, Series T, ($25,000 liquidation value, $0.001 par value, 2,400 shares issued and outstanding)	60,000,000
Auction market preferred shares, Series W28, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Taxable auction market preferred shares, Series TH, ($25,000 liquidation value, $0.001 par value, 2,400 shares issued and outstanding)	60,000,000
Taxable auction market preferred shares, Series F, ($25,000 liquidation value, $0.001 par value, 2,400 shares issued and outstanding)	60,000,000
376,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$754,538,040

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2007 (Unaudited)

NET ASSETS consist of:
Paid-in-capital	$386,058,175
Dividends in excess of net investment income	(26,800,981)
Accumulated undistributed net realized gain	77,471,432
Net unrealized appreciation	317,809,414
$754,538,040
NET ASSET VALUE PER COMMON SHARE:
($754,538,040 ÷ 31,681,637 shares outstanding)	$23.82
MARKET PRICE PER COMMON SHARE	$22.08
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(7.30)%

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividend income (net of $87,781 of foreign withholding tax)	$18,911,010
Interest income	484,669
Total Income	19,395,679
Expenses:
Investment management fees	4,879,750
Preferred remarketing fee	466,075
Administration fees	204,169
Reports to shareholders	134,391
Custodian fees and expenses	68,020
Professional fees	57,206
Directors' fees and expenses	31,675
Transfer agent fees and expenses	11,286
Miscellaneous	61,826
Total Expenses	5,914,398
Reduction of Expenses	(1,524,922)
Net Expenses	4,389,476
Net Investment Income	15,006,203
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	76,682,672
Foreign currency transactions	12,585
Interest rate swap transactions	1,436,026
Net realized gain	78,131,283
Net change in unrealized appreciation on:
Investments	(153,446,440)
Foreign currency translations	(5,534)
Interest rate swap transactions	(302,411)
Net change in unrealized appreciation	(153,754,385)
Net realized and unrealized loss on investments	(75,623,102)
Net Decrease in Net Assets Resulting from Operations	(60,616,899)
Less Dividends and Distributions to Preferred Shareholders	(10,194,355)
Net Decrease in Net Assets from Operations Applicable to Common Shares	$(70,811,254)

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$15,006,203	$36,016,810
Net realized gain	78,131,283	114,815,200
Net change in unrealized appreciation	(153,754,385)	156,949,682
Net increase (decrease) in net assets resulting from operations	(60,616,899)	307,781,692
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(10,194,355)	(5,055,108)
Net realized gain on investments	—	(13,473,623)
Total dividends and distributions to preferred shareholders	(10,194,355)	(18,528,731)
Net increase (decrease) in net assets from operations applicable to common shares	(70,811,254)	289,252,961
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(29,939,151)	(33,572,239)
Net realized gain on investments	—	(98,806,571)
Tax return of capital	—	(16,366,485)
Total dividends and distributions to common shareholders	(29,939,151)	(148,745,295)
Total increase (decrease) in net assets applicable to common shares	(100,750,405)	140,507,666
Net Assets Applicable to Common Shares:
Beginning of period	855,288,445	714,780,779
End of period[a]	$754,538,040	$855,288,445

a  Includes dividends in excess of net investment income of $26,800,981 and $1,673,678, respectively.

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the year ended December 31,				For the Period August 30, 2002[a] through
Per Share Operating Performance:	June 30, 2007	2006	2005	2004	2003	December 31, 2002
Net asset value per common share, beginning of period	$27.00	$22.56	$23.81	$19.36	$13.67	$14.33
Income from investment operations:
Net investment income	0.47	1.20	1.06 [b]	0.91	0.94 [b]	0.29
Net realized and unrealized gain (loss) on investments	(2.38)	8.52	1.11	5.54	6.36	(0.45)
Total income (loss) from investment operations	(1.91)	9.72	2.17	6.45	7.30	(0.16)
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.32)	(0.16)	(0.15)	(0.09)	(0.07)	(0.03)
Net realized gain on investments	—	(0.42)	(0.25)	(0.06)	(0.03)	—
Total dividends and distributions to preferred shareholders	(0.32)	(0.58)	(0.40)	(0.15)	(0.10)	(0.03)
Total from investment operations applicable to common shares	(2.23)	9.14	1.77	6.30	7.20	(0.19)
Less: Preferred share offering cost adjustment	—	—	0.01	0.01	—	—
Offering costs charged to paid-in capital— preferred shares	—	—	—	(0.04)	(0.03)	(0.10)
Offering costs charged to paid-in capital— common shares	—	—	—	—	—	(0.03)
Anti-dilutive effect of common share offering	—	—	—	—	—	0.01
Total offering costs	—	—	0.01	(0.03)	(0.03)	(0.12)
Less dividends and distributions to common shareholders from:
Net investment income	(0.95)	(1.06)	(0.89)	(0.84)	(0.73)	(0.26)
Net realized gain on investments	—	(3.12)	(1.50)	(0.63)	(0.33)	(0.03)
Tax return of capital	—	(0.52)	(0.64)	(0.35)	(0.42)	(0.06)
Total dividends and distributions to common shareholders	(0.95)	(4.70)	(3.03)	(1.82)	(1.48)	(0.35)
Net increase (decrease) in net asset value per common share	(3.18)	4.44	(1.25)	4.45	5.69	(0.66)
Net asset value, per common share, end of period	$23.82	$27.00	$22.56	$23.81	$19.36	$13.67
Market value, per common share, end of period	$22.08	$26.58	$19.99	$21.96	$18.60	$13.46
Net asset value total return[c]	-8.43%[d]	42.52%	9.00%	34.91%	55.52%	-2.11%[d]
Market value return[c]	-13.78%[d]	58.34%	4.72%	29.51%	51.74%	-7.92%[d]

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the year ended December 31,				For the Period August 30, 2002[a] through
Ratios/Supplemental Data:	June 30, 2007	2006	2005	2004	2003	December 31, 2002
Net assets applicable to common shares, end of period (in millions)	$754.5	$855.3	$714.8	$754.2	$613.4	$431.5
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[f]	1.40%[e]	1.40%	1.47%	1.43%	1.49%	1.46%[e]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[f]	1.04%[e]	1.04%	1.10%	1.07%	1.11%	1.12%[e]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[f]	3.18%[e]	4.03%	4.16%	4.71%	5.61%	6.35%[e]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[f]	3.54%[e]	4.39%	4.54%	5.08%	5.99%	6.69%[e]
Ratio of expenses to average daily managed assets (before expense reduction)[f,g]	0.97%[e]	0.96%	0.98%	0.98%	0.99%	1.08%[e]
Ratio of expenses to average daily managed assets (net of expense reduction)[f,g]	0.72%[e]	0.71%	0.73%	0.73%	0.73%	0.83%[e]
Portfolio turnover rate	11%[d]	19%	14%	5%	21%	1%[d]
Preferred Shares:
Liquidation value, end of period (in 000's)	$376,000	$376,000	$376,000	$376,000	$291,000	$240,000
Total shares outstanding (in 000's)	15	15	15	15	12	10
Asset coverage ratio	301%	327%	290%	301%	311%	280%
Asset coverage per share	$75,169	$81,868	$72,525	$75,146	$77,692	$69,943
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[h]	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Ratios do not reflect dividend payments to preferred shareholders.

g  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

h  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Premium Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on April 11, 2002 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2007, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Series M, Series T and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series M28, Series W28 and Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.80% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.25% of average daily managed asset value for the first five years of the fund's operations, 0.20% of average daily managed asset value in year six, 0.15% of average daily managed asset value in year seven, 0.10% of average daily managed asset value in year eight, and 0.05% of average daily managed asset value in year nine. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. During the six months ended June 30, 2007, the investment manager waived its fee at the annual rate of 0.25%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2007, the fund incurred $121,994 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $3,937 from the fund for the six months ended June 30, 2007.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2007, totaled $138,897,300 and $142,561,193, respectively.

Note 4. Income Tax Information

As of June 30, 2007, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$816,574,797
Gross unrealized appreciation	$322,242,730
Gross unrealized depreciation	(8,136,799)
Net unrealized appreciation	$314,105,931

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2007 and the year ended December 31, 2006, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2007, Cohen & Steers Premium Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 19, 2007. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
Richard J. Norman	29,969,438	206,542
Frank K. Ross	29,965,152	210,828

Preferred Shares

	Shares Voted For	Authority Withheld
To elect Directors
Martin Cohen	12,410	90
Richard J. Norman	12,413	87
Frank K. Ross	12,366	134

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2007) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (6/27/03)	One Year	Since Inception (6/27/03)
12.88%	24.90%	15.81%	21.74%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Management Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on March 6, 2007, the Management Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the board reviewed materials provided by the fund's investment manager (the "Investment Manager") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Investment Manager, and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the board considered information provided from time to time by the Investment Manager throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The board reviewed the services that the Investment Manager provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Investment Manager dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the board took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund, has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Investment Manager's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Manager: The board considered the investment performance of the fund compared to Peer Funds and compared to relevant benchmarks. The board

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

noted that the fund outperformed the Peer Funds and benchmarks during the one and three-year periods. In particular, the board noted that among the Peer Funds, the fund ranked first in total returns for the one and three-year periods, placing the fund in the first quartile among its Peer Funds over all periods. The board also considered the Investment Manager's performance in managing other real estate funds. The board then determined that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the fund: Next, the board considered the advisory fees and administrative fees payable by the fund, as well as total expense ratios. As part of their analysis, the board gave substantial consideration to the fee and expense analyses provided by the independent data provider. Under the Management Agreement, the fund pays the Investment Manager a monthly advisory fee computed at the annual rate of 0.80% of the fund's managed assets, which at current asset levels, was slightly above the Peer Funds' median. However, the directors noted the limitations in the independent data provider's fee and expense analyses (which were presented on the basis of net assets) given the unique nature of leveraged closed-end funds and given that the fund has more incremental leverage than its peer group funds. Thus, the directors also considered that the stated management fee (which includes both advisory and affiliated administrative fees and takes into account the Investment Manager's fee waiver) was below the median for the Peer Funds.

The directors also noted that the fund's total expense ratio was below the Peer Funds' median after the Investment Manager's fee waiver and below the median of the Peer Funds without giving effect to the waiver. The board further noted that the administrative fees payable by the fund were below the Peer Funds' median. In light of the considerations above, the board concluded that the fund's expense structure was competitive in the peer group.

The board also reviewed information regarding the profitability to the Investment Manager of its relationship with the fund. The board considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The board noted that the Investment Manager was currently waiving fees and/or reimbursing expenses for the fund. The board took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Investment Manager under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The board concluded that the profits realized by the Investment Manager from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors considered that, as a closed-end fund, the fund would not

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

be expected to have inflows of capital that might produce increasing economies of scale. The directors determined that, given the fund's closed-end structure, shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Management Agreement to those under other investment advisory contracts of other investment advisers managing peer group funds. The directors compared both the services rendered and the fees paid under the Management Agreement to the Investment Manager's other advisory contracts with institutional and other clients. The directors determined that on a comparative basis the fees under the Investment Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY FOCUS FUND

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RPF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

PREMIUM INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2007

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included in Item 1 above.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 29, 2007